                    EXHIBIT 23.1     CONSENT OF ACCOUNTANTS

                         CONSENT OF INDEPENDENT AUDITORS
                         -------------------------------


The Board of Directors
PFSB Bancorp, Inc.
Palmyra, Missouri 63461


We consent to the incorporation by reference in this Registration Statement of PFSB Bancorp, Inc. on Form S-8, of our report dated November 2, 1999, for PFSB Bancorp, Inc. and Subsidiary, appearing in the Annual Report on Form 10-KSB of PFSB Bancorp, Inc. for the year ended September 30, 1999.


                                        /s/ Moore, Horton & Carlson, P.C.


Mexico, Missouri
April 18, 2000